SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

        Filed by the registrant                     [X]
        Filed by a party other than the registrant  [ ]
        Check the appropriate box:
        [ ] Preliminary proxy statement
        [X] Definitive proxy statement
        [ ] Definitive additional materials
        [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               BENJAMIN MOORE & CO.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    [X]  $125 Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 Benjamin Moore & Co.

                             ___________________________

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ___________________________


             The Annual Meeting of the Shareholders of Benjamin Moore & Co. will be held on Thursday, the 21st day of April, 1994, at 11:00 o'clock in the morning, New Jersey time, at the Woodcliff Lake Hilton, Chestnut Ridge Road and Tice Boulevard, Woodcliff Lake, New Jersey, for the following purposes:

             1.     To  elect  six  (6) Class  III  Directors  to hold
               office for three years, one (1) Class II Director to hold office for two years and one (1) Class I Director to hold office for one year.

             2.     To amend the Certificate  of Incorporation of  the
               Company so as to increase the number of authorized shares to 40,500,000 shares, consisting of 40,000,000 shares of Common Stock, par value Ten Dollars ($10) per share and 500,000 shares of Preferred Stock, par value Ten Dollars ($10) per share, as recommended by the Board of Directors.

             3.     To amend  the Bylaws  of the  Company relating  to
               committees   and  to   ratify  committee   actions,  as
               recommended by the Board of Directors.

             4.     To transact such other business as may properly be
               brought before the meeting, or any adjournment thereof.

             In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 1994, as the record date for the meeting. Accordingly, only shareholders of record at the close of business on March 1, 1994, will be entitled to notice of and to vote at the meeting.

             Whether or not you expect to be personally present at the meeting, please complete, date, sign and return the enclosed proxy in the envelope which is provided.

             If you attend, we invite you to stay for lunch after the meeting. In order that we may plan for lunch, we request you to please complete and return the enclosed card together with the proxy.

          Montvale, New Jersey
          March 28, 1994

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                                             John T. Rafferty
                                                                 Secretary






                                   PROXY STATEMENT


          General

             This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Benjamin Moore & Co., a New Jersey corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held on the 21st day of April, 1994, at 11:00 o'clock in the morning, New Jersey time, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on March 1, 1994 (the "Record Date") will be entitled to notice of and to vote at the Meeting.

             The principal executive offices of  the Company are  located at
          51 Chestnut Ridge  Road, Montvale, New Jersey 07645.   This Proxy
          Statement  and   the  related   Notice  of   Annual  Meeting   of
          Shareholders and proxy were first sent or given to shareholders on or about March 28, 1994.

             The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1993, including financial statements, accompanies this Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy.

             The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (none of whom will receive any compensation therefor in addition to their regular compensation) to solicit
          proxies, personally or  by telephone.   Arrangements may also  be
          made with banks, brokerage houses and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners, and the Company may reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable
          expenses in connection therewith.   At the 1993 Annual Meeting of
          Shareholders, more than 92% of the outstanding shares were represented at the meeting in person or by proxy.

          Outstanding Shares

             As  of the  close of  business  on  March 1,  1994, there  were
          9,640,468  shares   of Common  Stock,  par value  $10 per  share,
          outstanding. Each share of Common Stock is entitled to one vote on all matters with respect to which holders thereof are entitled to vote, as set forth in the accompanying Notice of Annual Meeting of Shareholders.

          Proxy Procedure

             The form of proxy provides space for a shareholder to vote in the election of Directors and on the proposals described in this Proxy Statement or to withhold authority to vote for any or all nominees for the Board of Directors or to abstain from voting on
          the   amendment  of  the  Certificate  of  Incorporation  or  the amendment of the Bylaws if the shareholder chooses to do so. The election of Directors requires a plurality of the votes cast and approval of the amendment of the Certificate of Incorporation and approval of the amendment of the Bylaws relating to committees and ratification of committee actions each requires for adoption the affirmative vote of 66 2/3% of the outstanding shares of
          Common  Stock of  the  Company  entitled to  vote  thereon.   For
          purposes of determining the number of votes cast, only those cast "FOR" or "AGAINST" are included. A proxy will be voted in favor of the proposals to amend the Certificate of Incorporation and Bylaws unless the proxies are otherwise instructed. Abstentions and broker non-votes are counted only for purposes of determining
          whether  a quorum  is present  at the  Meeting.   Abstentions and
          broker non-votes will have the effect of a vote against the proposals to amend the Certificate of Incorporation and Bylaws. Votes on each of the above matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

             A properly completed, signed and dated proxy which is received prior to the Meeting will be voted in the manner specified therein. If authority to vote for one or more of the nominees for election as Director has not been withheld on the proxy in accordance with the instructions set forth thereon, the proxy will be voted for the election of all such nominees; if authority to vote for one or more of such nominees has been so withheld, the proxy will only be voted for the election of the balance of such nominees. The proxy will be voted for not more than eight
          (8) Directors.

             At the date of this Proxy Statement, the Board of Directors does not know of any matters to be brought before the Meeting which are not set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy in the accompanying form will confer discretionary authority with respect to any such other matter. If any such other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

             A shareholder may revoke his or her proxy by giving written notice of revocation to the Secretary of the Company before the proxy is voted at the Meeting, by executing and delivering a later dated proxy, or by attending the Meeting and voting his or her shares in person.

                                PRINCIPAL SHAREHOLDERS

             Set forth below is certain information, as of March 1, 1994 (or in the case of interests under the Company's Employees' Stock Ownership Benefit Plan the most recent allocation date), with respect to each person who, to the knowledge of the Company, may be deemed to own beneficially (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) more than five percent of the Company's Common Stock. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set
          forth  opposite   the  name   of  each   such  person  (and   the
          corresponding percentage ownership represented thereby) refers, in several instances, to the same shares.

                                          Shares Owned      Approximate
                                          Beneficially     Percentage of
                                             as of          Outstanding
               Name and Address           March 1, 1994       Shares
               ----------------           -------------     ------------

               Benjamin M. Belcher, Jr.    1,313,240 (1)       13.6
               51 Chestnut Ridge Road
               Montvale, New Jersey 07645

               John C. Moore               1,359,318 (2)       14.1
               51 Chestnut Ridge Road
               Montvale, New Jersey 07645

               Richard Roob                1,168,039 (3)       12.1
               51 Chestnut Ridge Road
               Montvale, New Jersey 07645

               Maurice C. Workman            510,938 (4)        5.3
               51 Chestnut Ridge Road
               Montvale, New Jersey 07645

               Benjamin Moore & Co.          502,784 (5)        5.2
               Employees' Stock
               Ownership Benefit Plan Trust
               51 Chestnut Ridge Road
               Montvale, New Jersey 07645

          (1) Includes 688,198 shares held by trusts of which Mr. Belcher, Jr. is co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding a total of 59,200 of such shares--individuals having no affiliation with the Company;
             (b) trusts holding 24,000 of such shares--Mr. Vail; (c) trusts holding 596,998 of such shares--Mr. Roob and Mr. Moore; and
             (d) a trust holding 8,000 of such shares--Mrs. Wardell. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Belcher, Jr. is one of three trustees of the Company's Employees' Stock Ownership Benefit Plan (described hereafter) which owns 502,784 shares. Mr. Belcher, Jr. has an interest under the Plan in 1,848 shares. The other trustees are Mr. Maurice C. Workman and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Belcher Jr.'s wife owns 724 shares which are not counted above, and in which he disclaims any beneficial interest.

          (2) Includes 1,340,978 shares held by trusts of which Mr. Moore is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Roob and Mr. Belcher, Jr.; (b) trust holding 346,608 of such shares--brothers of Mr. Moore who are not named above, Mr. Moore's niece and Mr. John C. Moore, Jr., Mr. Moore's son who is a nominee for election as a Director; and (c) trusts holding 397,372 of such shares--an attorney having no affiliation with the Company. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mr. Moore is a second cousin, once removed, of Mr. Belcher, Jr. Mr. Moore's wife owns 4,950 shares which are not counted above, and in which he disclaims any beneficial interest.

          (3) Includes 626,757 shares held by trusts of which Mr. Roob is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Moore and Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares--Mrs. Wardell and Mr. Vail; and (c) a trust holding 10,559 of such shares -- an individual having no affiliation with the Company and a retiree of the Company. Mr. Roob also is sole trustee of a trust holding 6,852 of such shares. In each case, the trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Roob is one of three trustees of the Company's Employees' Stock Ownership Benefit Plan (described hereafter) which owns 502,784 shares. Mr. Roob has an interest under the Plan in 2,541 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Maurice C. Workman, each of whom is a Director of the Company. Mr. Roob's wife owns 7,800 shares and each of his two daughters owns 200 shares, which are not counted above, and in which he disclaims any beneficial interest.


          (4) Mr. Workman is one of three trustees of the Company's Employees' Stock Ownership Benefit Plan (described hereafter) which owns 502,784 shares of which Mr. Workman has an interest under the Plan in 3,469 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Workman's wife owns 2,085 shares which are not counted above, and in which he disclaims any beneficial interest.


          (5)  The  Company's  Employees'  Stock  Ownership  Benefit   Plan
             (described hereafter) owns these shares and the three trustees are Mr. Benjamin M. Belcher, Jr., Mr. Richard Roob and Mr. Maurice C. Workman, each of whom is a Director of the Company.

                                    PROPOSAL NO. 1
                                ELECTION OF DIRECTORS

             Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. Each year the Directors in one class are elected to serve terms of three years.

             The Board of Directors has nominated Ward C. Belcher, Ralph W. Lettieri, Lee C. McAlister, Richard Roob and Maurice C. Workman, all of whom were previously elected by the shareholders and are currently Directors of the Company, for election as Class III
          Directors  at  the  1994  Annual  Meeting of  Shareholders.    In
          addition, the Board of Directors has nominated John C. Moore, Jr., the son of John C. Moore who currently is a Director and who will retire as a Director at the 1994 Annual Meeting of Shareholders, for election as a Class III Director at the 1994
          Annual  Meeting.    These  nominees  for  election as  Class  III
          Directors, if elected, will each hold office for a three-year term until the 1997 Annual Meeting of Shareholders and until a successor has been duly elected and qualified.

             The Board of Directors has also nominated Frank W. Burr and Gerald W. Moore for election as Class II and Class I Directors,
          respectively.   Mr. Frank W.  Burr, if elected, will  hold office
          for a two-year term until the 1996 Annual Meeting of Shareholders and until his successor has been duly elected and qualified and Mr. Gerald W. Moore, if elected, will hold office for a one-year term until the 1995 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

             The persons named as proxies in the accompanying form of proxy have advised the Company that, unless otherwise instructed, they intend to vote the shares covered by duly executed proxies for the election of Ward C. Belcher, Ralph W. Lettieri, Lee C. McAlister, Richard Roob, Maurice C. Workman, John C. Moore, Jr.,
          Frank W. Burr  and Gerald  W. Moore.   All of  the nominees  have
          agreed to serve if elected. Should any such person become unable or unavailable for election as a Director, an event which the Board of Directors does not anticipate, the individuals appointed as proxies reserve the right to vote such shares for the election of such substitute nominee(s) as the Board of Directors may propose.

             The  following  table  sets  forth  certain  information   with
          respect to the six (6) nominees for election as Class III Directors to hold office for three years, the one (1) nominee for election as a Class II Director to hold office for two years and the one (1) nominee for election as a Class I Director to hold office for a term of one year, and with respect to each Director
          whose term of  office will continue after the Meeting.   See also
          "Ownership of Securities by Nominees and Directors", below.

                                Nominees For Election


                                                                                      Year Term       Served as
                                                                                      of Office      a Director
          Name                      Age               Principal Occupation           Will Expire        Since
          ----------------------   -----   ---------------------------------------   -----------     ----------
          Class III Directors

          Ward C. Belcher           47     Vice President-Operations of the              1997            1988
                                           Company since 1989 (1)

          Ralph W. Lettieri         74     Consultant to the Company since 1988;         1997            1967
                                           Executive Vice President of the Company
                                           from 1977 until retirement in 1988

          Lee C. McAlister          72     Consultant to the Company since 1982          1997            1967

          John C. Moore, Jr.        49     Employed by Electronic Data Systems (EDS)     1997             --
                                           Consulting Business Unit which consults
                                           on the use of information technology for the
                                           operational needs of business, since 1989

          Richard Roob*+            61     Chairman of the Board of Directors            1997            1979
                                           of the Company since 1984

          Maurice C. Workman*+      65     President of the Company since 1970           1997            1963


          Class II Director

          Frank W. Burr             57     Executive Vice President of Alliance          1996             --
                                           Capital Management, L.P., an investment
                                           management company, which is affiliated
                                           with Equitable Life Insurance Company,
                                           from 1989 until retirement in 1993; since
                                           retirement has been an advisor to pension
                                           funds and a private investor

                                                                                      Year Term       Served as
                                                                                      of Office      a Director
          Name                      Age               Principal Occupation           Will Expire        Since
          ----------------------   -----   ---------------------------------------   -----------     ----------

          Class I Director

          Gerald W. Moore            61    Private investor from 1989 to the present.    1995            --
                                           Formerly Associate Editor of Equipment
                                           Distribution magazine

                                           Directors Whose Terms of Office
                                           Will Continue After the Meeting

          Class II Directors

          Charles H. Bergmann*+Sec.  79    President, Palmer Display                     1996           1984
                                           Associates  since 1962 (2)

          Sara B. Wardell Sec.       51    Managing Director, Scoville Memorial Library, 1996           1987
                                           Salisbury, CT, from 1978 to 1993 and since
                                           then has been a library  consultant (1)

          Joseph Sobie               59    President of Benjamin Moore & Co., Limited    1996           1987
                                           since 1982

          Charles C. Vail            50    Vice President-Human Resources                1996           1986
                                           of the Company since 1988

          Ward B. Wack +             62    Consultant to the Company since 1978 (1)      1996           1975


          Class I Directors

          Benjamin M. Belcher, Jr.*  59    Executive Vice President of the               1995           1975
                                           Company since 1991; Vice
                                           President-Planning and Secretary
                                           of the Company from  1983 to 1991 (1)

          Yvan Dupuy                 42    Vice President-Sales and Marketing            1995           1990
                                           of the Company since 1988

          William J. Fritz*          63    Vice President-Finance and Treasurer of       1995           1980
                                           the Company since 1985

          Michael C. Quaid +Sec.     67    Consultant to the Company since 1991;         1995           1973
                                           Executive Vice President
                                           of the Company from 1988 until
                                           retirement in 1991

          ______________
              * Member of the Executive and Finance Committee.
              + Member of the Audit Committee.
           Sec. Member of the Stock Option Plan Committee.

             (1)    Messrs. B.  M.  Belcher,  Jr. and  W.  C.  Belcher  are
               brothers, Mrs. Wardell is their sister and Mr. Wack is their first cousin.

             (2)    Palmer  Display  Associates,   which  manufactures  and
               produces advertising and promotional displays, became a division of Graphic Communications, Inc. in November 1993.

          Ownership of Securities by Nominees and Directors

             Set forth below is certain information, as of March 1, 1994 (or in the case of interests under the Company's Employees' Stock Ownership Benefit Plan the most recent allocation date), with respect to the shares of Common Stock of the Company, and with respect to the Common Shares of its Canadian subsidiary, which may be deemed to be beneficially owned (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission), by each nominee for election as a Director of the Company, by each of its Directors, by each of the executive officers named in the Summary Compensation Table appearing below and by its Directors and officers as a group. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the names of each such person (and the corresponding percentage ownership presented below) refers, in several instances, to the same shares.

                                                                                    Shares of
                                           Shares of            Approximate         Canadian            Approximate
                                            Company            Percentage of       Subsidiary          Percentage of
                                           Owned as of          Outstanding        Owned as of          Outstanding
          Name                               3/1/94                Shares             3/1/94              Shares
          ----                             -----------         -------------       -----------         ------------
          Benjamin M. Belcher, Jr.                  (1)                  (1)             8,270 (15)             .6
          Ward C. Belcher                   236,945 (2)              2.5                 5,490 (16)           *
          Charles H. Bergmann                84,145 (3)               .9
          Frank W. Burr
          Yvan Dupuy                          5,595 (4)                *                 1,000                *
          William J. Fritz                   14,385 (5)                *
          Ralph W. Lettieri                  13,950 (6)                *
          Lee C. McAlister                   25,000 (7)                *                   900                *
          Gerald W. Moore                    84,240 (8)               .9
          John C. Moore                             (1)                  (1)             4,800 (17)           *
          John C. Moore, Jr.                346,958 (9)              3.6
          Sara B. Wardell                   231,708 (10)             2.4                 3,060                *
          Michael C. Quaid                   20,000 (11)               *                 1,800                *
          Richard Roob                              (1)                  (1)             7,200 (18)             .6
          Joseph Sobie                          200                    *                34,465 (19)            2.7
          Charles C. Vail                   113,741 (12)             1.2
          Ward B. Wack                      250,226 (13)             2.6                 6,700                  .5
          Maurice C. Workman                        (1)                  (1)             1,000                *
          Directors and Officers          3,031,495 (14)            31.4                65,085 (14)            5.1
          as a group (18 persons,
          including the above)

                                        7

          _________
             *      Represents .4%  or less  of the  outstanding shares  of
               Common Stock of the Company or its Canadian subsidiary.
             (1)    Reference  is made to  the information set  forth under
               the caption "Principal Shareholders" above, and to the table and the notes thereunder.
             (2)    Mrs.  Belcher owns 3,920 shares of the Company's Common
               Stock of which 2,196 shares are held as Custodian under the Uniform Gifts to Minors Act. Mr. Belcher disclaims any beneficial interest in such shares which are not included above. Includes 36,624 shares of the Company's Common Stock held by trusts of which Mr. Belcher is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares. Also includes 1,200 shares in which Mr. Belcher has an interest under the Company's Employees' Stock Ownership Benefit Plan. In addition, Mr. Belcher is Custodian of 28,803 of such shares held under the Uniform Gifts to Minors Act.
             (3)    Mrs.  Bergmann  owns  13,081  shares of  the  Company's
               Common Stock. Mr. Bergmann disclaims any beneficial interest in such shares.
             (4)    Includes 855 shares in which  Mr. Dupuy has an interest
               under the Company's Employees' Stock Ownership Benefit Plan.
             (5)    Includes  1,885  shares  in  which  Mr.  Fritz  has  an
               interest under  the  Company's  Employees'  Stock  Ownership
               Benefit Plan.
             (6)    Mrs. Lettieri owns 9,050 shares of the Company's Common
               Stock. Mr. Lettieri disclaims any beneficial interest in such shares.
             (7)    Mrs.  McAlister  owns  2,000 shares  of  the  Company's
               Common Stock. Mr. McAlister disclaims any beneficial interest in such shares.
             (8)    Held by  two trusts of which  Mr. Gerald W. Moore  is a
               co-trustee. The other co-trustees are: (a) a trust holding 49,416 of such shares a brother of Mr. Gerald W. Moore and
               (b) a trust holding 34,824 of such shares a bank. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
             (9)    Includes 346,608  shares held by  a trust of  which Mr.
               John  C. Moore,  Jr. is  a co-trustee  with his  father, two uncles and cousin. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
            (10)    Includes 51,200  shares held  by trusts  of which  Mrs.
               Wardell is a co-trustee. The other co-trustees of said trusts are as follows: (a) trust holding 19,200 of such shares--Mr. Roob and Mr. Vail; (b) trust holding 24,000 of such shares--Mr. Vail; and (c) trust holding 8,000 of such shares--Mr. Belcher, Jr. In addition, Mrs. Wardell holds 6,126 of such shares as Custodian under the Uniform Gifts to Minors Act. Mrs. Wardell's daughter owns 20,205 shares which are not counted above, and in which she disclaims any beneficial interest.
            (11)  Mrs.  Quaid owns  3,800 shares  of  the Company's  Common
               Stock.   Mr. Quaid disclaims any beneficial interest in such
               shares.
            (12)    Mrs.  Vail  owns  200 shares  of  the  Company's Common
               Stock. Mr. Vail disclaims any beneficial interest in such shares. Includes 108,800 shares of the Company's Common Stock held by trusts of which Mr. Vail is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 24,000 of such shares--Mr. Belcher, Jr.; (b) trust holding 19,200 of such shares--Mr. Roob and Mrs. Wardell;
               (c) trust holding 24,000 of such shares--Mrs. Wardell; (d) trust holding 33,600 of such shares--an attorney having no affiliation with the Company and Mr. Wack; and (e) trust holding 8,000 of such shares--an individual having no affiliation with the Company. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 641 shares in which Mr. Vail has an interest under the Company's Employees' Stock Ownership Benefit Plan.
            (13)    Includes  33,600  shares of the Company's  Common Stock
               held by a trust of which Mr. Wack is a co-trustee. The other co-trustees are an attorney having no affiliation with the Company and Mr. Vail. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mrs. Wack owns 200 shares, in which Mr. Wack disclaims any beneficial interest.
            (14)    Shares which may be deemed to be owned by more than one
               officer or Director have been counted only once for purposes of the group totals.
            (15)    Includes 4,800  shares held  by  a trust  of which  Mr.
               Belcher, Jr. is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
            (16)    Includes 1,230 shares held as custodian for children.
            (17)    Held by  a  trust of  which Mr. Moore  is a co-trustee.
               The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
            (18)    Includes 4,800 shares held by a trust of which Mr. Roob
               is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
            (19)    Includes 32,715 shares held by the subsidiary Company's
               Deferred Profit Sharing Plan, of which Mr. Sobie is a co-trustee. The other trustees are an executive of the subsidiary Company and an attorney who serves as counsel to the subsidiary Company. Mr. Sobie's wife owns 1,750 shares which are not counted above, and in which he disclaims any beneficial interest.


             Shares owned by the nominees who currently are not Directors and the Directors' parents, spouses, adult children, brothers or sisters and their spouses (except those who are Directors of the Company), in which beneficial ownership is disclaimed, total 1,542,815 shares, or 16% of the outstanding shares.


          Committees of the Board of Directors

             The Company has an Audit Committee, an Executive and Finance Committee and a Stock Option Plan Committee, but does not have a Nominating or a Compensation Committee. The Audit Committee's functions include recommending to the Board of Directors the engagement of the independent public accountants for the Company, reviewing with the independent public accountants the plan and results of the audit engagement, considering the effect of non-audit services upon the independence of the accountants,
          approving   the  fees  for  audit  and  non-audit  services,  and
          reviewing with the independent public accountants the adequacy of
          the  Company's  system  of   internal  accounting  controls.  The
          Executive and Finance Committee may exercise all powers of the Board of Directors with certain exceptions as required by law, and is responsible for the approval of remuneration arrangements
          for  senior  management.     The  Stock  Option   Plan  Committee
          administers the Company's Stock Option Plan approved by the shareholders on April 15, 1993 and is responsible for granting options under that Plan.

             During  1993,  there  were   four  meetings  of  the  Board  of
          Directors, three meetings of the Audit Committee, five meetings of the Executive and Finance Committee and two meetings of the

          Stock Option Plan Committee. Each Director of the Company attended at least 75% of the meetings of the Board of Directors and the Committee or Committees of which such person was a member.

                                DIRECTOR COMPENSATION


             In 1993, all Directors who were not employees of the Company were paid an annual fee of $25,000 in consideration of their
          services  as  such.     The  annual  fee  will   be  $25,000  for
          non-employee Directors in 1994.

             Charles H. Bergmann (who is a Director of the Company) was also paid a fee of $5,000 for his services on the Executive and
          Finance Committee  of the Board  of Directors during 1993.   Such
          arrangement will continue in effect during 1994.

             Ralph W. Lettieri (who is a Director of the Company) was also paid a fee for consulting services rendered to the Company during
          1993  at  an annual  rate  of  $40,000.   Such  arrangement  will
          continue in effect during 1994 and the fee will be at an annual rate of $20,000.

             Lee C. McAlister (who is a Director of the Company) was also paid a fee for consulting services rendered to the Company during
          1993  at  an annual  rate  of  $20,000.   Such  arrangement  will
          continue in effect during 1994.

             John C. Moore (who is a Director of the Company) was also paid a fee at an annual rate of $5,000 for his services on the Executive and Finance Committee of the Board of Directors during
          1993.   Such arrangement will  terminate in April 1994,  upon Mr.
          John C. Moore's retirement from the Board of Directors.

              Michael C. Quaid (who is a Director of the Company) was also paid a fee for consulting services rendered to the Company during
          1993  at  an annual  rate  of  $40,000.   Such  arrangement  will
          continue in effect in 1994 and the fee will be at an annual rate of $20,000.

             Ward B. Wack (who is a Director of the Company) was also paid a fee of $40,000 for marketing consulting services to the Company
          during 1993.   Such arrangement  will continue  in effect  during
          1994 and the fee will be at an annual rate of $20,000.


                                EXECUTIVE COMPENSATION

             The following table sets forth information concerning the compensation earned by the Company's Principal Executive Officers and each of the other three most highly compensated executive officers of the Company for each of the last three fiscal years.

                              Summary Compensation Table
                              --------------------------
                                                                        Long-Term
                                                       Annual         Compensation      All Other
                                                    Compensation         Awards       Compensation
                                                    ------------         ------       ------------
                                                                        Securities
                                                                        Underlying
           Name and                                    Salary            Options
           Principal Position               Year       ($) (1)              (#)          ($) (2)
           ---------------------------------------------------------------------------------------
           Richard Roob                     1993       514,850            10,000           11,412
           Chairman of the                  1992       486,100              -0-            13,664
           Board of Directors               1991       470,652              -0-            14,233
           Principal Executive Officer

           Maurice C. Workman               1993       503,286            10,000           11,412
           President                        1992       474,900              -0-            13,664
           Principal Executive Officer      1991       459,433              -0-            14,233

           Benjamin M. Belcher, Jr.         1993       258,914             8,000           11,412
           Executive Vice President         1992       245,000              -0-            13,664
                                            1991       218,668              -0-            14,042

           William J. Fritz                 1993       248,465             8,000           11,412
           Vice President - Finance         1992       237,000              -0-            13,664
           and Treasurer                    1991       225,000              -0-            14,228

           Charles C. Vail                  1993       186,200             6,000           10,756
           Vice President -                 1992       178,000              -0-            12,605
           Human Resources                  1991       169,000              -0-            13,024

          (1)  Salary  includes   amounts  deferred   pursuant  to   salary
             reduction elections made under the Company's Deferred Savings and Investment Plan (a "401(k) Plan") which does not have a Company matching contribution.
          (2) Includes imputed interest pursuant to the Internal Revenue Code of 1986 with respect to promissory notes without stated interest delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan. See caption "Compensation Committee Interlocks and Insider Participation" below. Also includes the fair market value of shares allocated under the Employees' Stock Ownership Benefit Plan.

          Revised Retirement Income Plan and Excess Benefit Plan

             The following table shows, as of December 31, 1993, estimated annual benefits payable upon retirement at age 65 under the Company's Revised Retirement Income Plan (the "Retirement Plan") assuming that an employee would be entitled to receive benefits under the Retirement Plan provisions which would yield the largest benefit.

                                                              Pension Plan Table
                                                              ------------------
            Highest Average                                   Years of Credited Service
             Earnings Over       ---------------------------------------------------------------------------------------
          3 Consecutive Years     10 Years       20 Years       30 Years       35 Years         40 Years       45 Years
          -------------------    ---------      ----------     ----------     ----------       ----------     ----------
              $200,000             28,474         56,948         85,423         99,660           114,660       129,660
               250,000             35,974         71,948        107,923        125,910           144,660       163,410
               300,000             43,474         86,948        130,423        152,160           174,660       197,160
               350,000             50,974        101,948        152,923        178,410           204,660       230,910
               400,000             58,474        116,948        175,423        204,660           234,660       264,660
               450,000             65,974        131,948        197,923        230,910           264,660       298,410
               500,000             73,474        146,948        220,423        257,160           294,660       332,160
               550,000             80,974        161,948        242,923        283,410           324,660       365,910
               600,000             88,474        176,948        265,423        309,660           354,660       399,660
               650,000             95,974        191,948        287,923        335,910           384,660       433,410

             The maximum number of years of credited service under the Retirement Plan is capped at 35 years except for employees hired prior to January 1, 1970.

             Under   the    Company's   Retirement   Plan,    which   is   a
          non-contributory, qualified, defined benefit plan, the Company makes actuarially determined annual contributions on behalf of substantially all of its United States employees who have
          completed at least one  year of service with the Company.   As of
          December 31, 1993, Messrs. Roob, Workman, Belcher, Jr., Fritz and
          Vail had  respectively   17,  43, 32,  38 and  11 years  credited
          service  under  the  Plan.    The  compensation  covered  by  the
          Retirement Plan  is that described  under the "Salary"  column of
          the Summary  Compensation Table.   Benefits shown in  the Pension
          Plan Table are computed on the basis of a straight life annuity and are not subject to offset for Social Security. To the extent that an employee's retirement benefit as computed in accordance with the Plan exceeds maximum amounts permitted under the Internal Revenue Code of 1986, the difference will be paid by the Company under the Company's unfunded Excess Benefit Plan approved
          by  the  Board   of  Directors  which  provides   a  compensating
          non-qualified annual retirement supplement.


          Canadian Subsidiary Plans

             The Company's Canadian subsidiary, Benjamin Moore & Co., Limited, maintains a non-contributory defined benefit pension plan which is qualified for tax purposes under the laws of Canada, as well as an excess benefit plan and a qualified profit
          sharing plan.   The  plans provide benefits  to employees  of the
          Canadian subsidiary similar to those provided by the Company's Retirement Plan and Excess Benefit Plan described above and Employees' Stock Ownership Benefit Plan described below.



                          COMPENSATION COMMITTEE INTERLOCKS
                              AND INSIDER PARTICIPATION

             The following persons serve as members of the Executive and Finance Committee, which establishes the compensation of the Company's executives.

                    Benjamin M. Belcher, Jr.*
                    Charles H. Bergmann
                    William J. Fritz*
                    John C. Moore
                    Richard Roob*
                    Maurice C. Workman*

             *  Denotes Company officer/employee during 1993


             In 1993, the Company had transactions in the ordinary course of business with Palmer Display Associates in the amount of $252,746 for the purchase of point of sale promotional materials. In 1994, the Company anticipates making similar purchases from
          them.    Mr. Bergmann (who is  a Director of the  Company) is the
          President of  Palmer Display  Associates.   The Company  believes
          that the amounts paid by the Company for the goods and services purchased are reasonable and competitive with those prices offered by other vendors.

             The following officers and Directors of the Company were indebted to the Company in amounts greater than $60,000 since January 1, 1993 under full recourse promissory notes delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan approved by the shareholders of
          the Company.   The highest  amounts outstanding under  such notes
          for such persons since January 1, 1993 were on January 1, 1993 and the amounts outstanding at March 1, 1994 were as follows:


                                        January 1, 1993    March 1, 1994
                                        ---------------    -------------
              Benjamin M. Belcher, Jr.     $125,574          $103,833
              Ward C. Belcher               155,524           123,603
              Richard H. Delventhal         117,602            95,933
              Yvan Dupuy                    121,714            88,446
              William J. Fritz               99,950            86,335
              John J. Oberle                 64,848            51,834
              John T. Rafferty              138,091           117,472
              Richard Roob                  154,358           123,603
              Charles C. Vail               112,286            86,335
              Maurice C. Workman            116,530            95,933

             The  foregoing   amounts  represent  the  aggregate   principal
          balances outstanding under interest bearing promissory notes and promissory notes without stated interest. The notes were given in connection with the purchase of the Company's Common Stock which generally occurred on (a) February 28, 1986, (b) July 22, 1988 and (c) January 1, 1991, respectively, at the then current fair value as determined in accordance with the terms of the Employees' Stock Purchase Plan approved by the shareholders of the Company. The promissory notes are secured by the shares to
          which  they  relate.    Effective October  1,  1993,  the  stated
          interest rate on any outstanding interest bearing promissory notes was reduced to 5%. In addition, on and after January 1, 1991, all purchases under the Employees' Stock Purchase Plan under full recourse promissory notes have been without stated interest on the notes.

             Messrs. Ward  C. Belcher,   Michael C. Quaid  and Richard  Roob
          were also indebted to the Company's Canadian subsidiary, Benjamin Moore & Co., Limited, under full recourse promissory notes given in connection with the purchase of Common Shares of the Canadian subsidiary on June 17, 1988 by each of such persons under similar
          circumstances.   Effective October  2, 1993, the  stated interest
          rate on these notes  was reduced to 5%.   The amount  outstanding
          under each of such notes for each such officer and Director at March 1, 1994 was $11,411 ($15,414 Canadian) and the highest amount outstanding  under such  notes  for each  of such  persons
          since  January 1, 1993 was $15,451 ($19,573 Canadian).   Mr. Yvan
          Dupuy was also indebted to Benjamin Moore & Co., Limited under a full recourse promissory note without stated interest given in connection with the purchase of Common Shares of Benjamin Moore &
          Co.,  Limited on  February 3,  1992.   The amount  outstanding on
          March 1, 1994 in the case of Mr. Dupuy was $36,139 ($48,817 Canadian) and the highest amount outstanding under such note since January 1, 1993 was $44,546 ($55,831 Canadian).

                           REPORT ON EXECUTIVE COMPENSATION

             The   executive  compensation   program  of   the   Company  is
          administered by the Executive and Finance Committee of the Board of Directors except that the Stock Option Plan is administered by
          the  Stock Option  Plan  Committee.   The  Executive and  Finance
          Committee is composed of Benjamin M. Belcher, Jr., William J. Fritz, Richard Roob and Maurice C. Workman, four employee Directors who are executive officers of the Company appearing in the Summary Compensation Table, and Charles H. Bergmann and John
          C.  Moore who  are independent,  non-employee  Directors who  are
          substantial beneficial  owners of  shares of  Common Stock.   The
          Stock Option Plan Committee consists of Charles H. Bergmann, John
          C. Moore, Michael C. Quaid and Sara B. Wardell, none of which Directors is eligible to receive grants under that Plan.

          Base Salary

             The Company has a philosophy that compensation should provide a level of base compensation which allows the Company to attract,
          retain and  reward superior  talent.  As  a general matter,   the
          Company  carefully  reviews  the  performance  of  employees   in
          determining  annual compensation  increases.    This  performance
          evaluation is normally made by the various levels of management. With respect to management level employees whose compensation is less than $100,000 per year, any compensation increase is
          approved by the  Chairman of  the Board and  the President.   All
          compensation  increases  of   management  level  employees  whose
          compensation will exceed $100,000 are approved by the Executive and Finance Committee. Increases for the four employee Directors who are members of this Committee are determined by the two independent, non-employee Directors.

             It  is   intended  that  all   future  compensation  decisions,
          including those for the Principal Executive Officers, will take into account individual services rendered, level and scope of responsibility, experience, an evaluation of overall Company performance, the need for motivation and retention of executives of outstanding abilities, internal equity, and the requirement to be competitive. This includes recognition of the continuing need for cost of living adjustments. The stability of the Company's earnings in the recent recession years and under the conditions of modest economic recovery in 1993 have been favorable. For the year beginning January 1, 1994, however, the Executive and Finance Committee determined that all employees, including the Principal Executive Officers and the other individuals appearing in the Summary Compensation Table, should receive a base salary increase of approximately 3.25% by way of a modest adjustment to reflect modest Company profit performance in 1993.

          Annual Incentives

             An  annual  incentive  program  was   adopted  by  the  Company
          effective January 1, 1993. It is intended to create a positive link between increased value to shareholders and annual incentive
          compensation.    Incentive  payments  under  the  profit  sharing
          portion  of the  program are  available  to all  employees.   The
          incentive payment is based solely on the achievement of specified levels of increase in net profits of the Company, with a
          threshold level  below which no  incentive payment is paid.   The

          Executive and Finance Committee has determined that the incentive opportunities correspond with the performance required to achieve increasing levels of net income. Target incentive opportunities are not established for each individual. Rather, incentive opportunities, as an increasing percentage of base salary directly related to the level of increase of net income, are the same for all employees of the Company. This profit sharing opportunity is designed to foster a team based approach.

             In  addition,  approximately  70  employees  participate  in  a
          management  bonus   feature  and   approximately  30   employees,
          including  those   executive  officers   named  in   the  Summary
          Compensation  Table,   participate  in  a   management  incentive
          feature. Both the management bonus and the management incentive are based upon the same levels of increase in net profits of the
          Company.   However,  these features  enable  the participants  to
          receive an additional incentive payment.

             Since an increase in net profits is used to determine the amount of the annual incentive, the program is positively correlated with the performance of the Company. No one received any incentive payment for 1993 since the target threshold level was not exceeded.

          Long- Term Incentives

             The  Company's  long-term   compensation  philosophy   is  that
          long-term incentives should be related to increases in long-term shareholder value so as to create a mutuality of interest among
          the  Company,  employees  and  shareholders.    To  further  this
          objective the Company has awarded stock options and provides for stock purchases. It also maintains an Employees' Stock Ownership Benefit Plan.

          Stock Options

             Stock options encourage and reward efforts that result in corporate financial success over the long-term as measured by
          stock price appreciation.   The Stock Option Plan  of the Company
          was approved by the shareholders on April 15, 1993. Grants were made under this Plan on August 10, 1993 to 1,241 eligible
          employees.   Position responsibility, job performance  and salary
          level were principal factors considered by the Stock Option Plan Committee in determining the size of such grants. A stock option grant level of 10,000 shares was established for the Principal
          Executive   Officers  by  relating  the  total  option  price  to
          approximately one and one-half times current salary. There have been no other grants under the Plan. For a summary of the Plan and the grants, see the discussion below under the heading, "Proposal No. 3, Approval of Amendments of the Company Bylaws".

          Stock Purchases

             An  Employees'  Stock  Purchase  Plan   was  approved  by   the
          shareholders  of the  Company  on April  20,  1978.   This was  a
          continuation  of the  original  plan  established  in 1937.    It
          permits the purchase by employees and Directors of shares of Common Stock at the full fair value current at the time of purchase. It is believed that stock ownership ensures a direct
          tie between the  interests of employees and shareholders.   For a
          summary of the indebtedness to the Company under this Plan of officers and Directors of the Company who are employees, see the discussion above under the heading, "Compensation Committee
          Interlocks  and Insider Participation".   The Company   currently
          plans  to  make  an   offer  on  or  about  March  29,   1994  to
          approximately 1,200 employees, including the executive officers named in the Summary Compensation Table, under the Employees' Stock Purchase Plan.


          Employees' Stock Ownership Benefit Plan

             The Company maintains an Employees' Stock Ownership Benefit Plan which is a qualified plan covering substantially all of its United States employees. Under the terms of this Plan, the Board of Directors of the Company is authorized to make contributions from time to time out of the profits or retained earnings of the

          Company to the Plan Trust fund; such contributions to be in an amount and in the form of cash or shares of Common Stock of the Company as determined by the Board of Directors in its sole discretion. Contributions, which are deductible expenses for income tax purposes, are allocated annually to the participants in the Plan in the ratio that the eligible compensation of each bears to the aggregate eligible compensation of all such participants. In 1993 the Company contributed to the Plan Trust fund an amount necessary to make the loan payment due on a loan made on June 30, 1989, which was used to purchase shares for the Employees' Stock Ownership Benefit Plan.

          Policy Regarding Section 162(m) of the Internal Revenue Code

             Section  162(m)  of  the  Internal   Revenue  Code,  which  was
          recently enacted, generally limits the corporate deduction to one million dollars for compensation paid to an employee who on the last day of fiscal years beginning on or after January 1, 1994 is either the chief executive officer or among the four most highly compensated officers other than the chief executive officer,
          except  for  qualified performance-based  compensation.   Options
          granted under the Company's Stock Option Plan currently qualify as performance-based compensation under proposed regulations
          issued  by the  Internal Revenue  Service.     The Executive  and
          Finance Committee and the Stock Option Plan Committee intend to take such action as they deem appropriate to preserve the tax deductibility of compensation paid by the Company to the extent practicable.


                                     JOINT REPORT
                           EXECUTIVE AND FINANCE COMMITTEE

             Benjamin M. Belcher, Jr.        William J. Fritz     Richard Roob
             Charles H. Bergmann        John C. Moore      Maurice C. Workman


                             STOCK OPTION PLAN COMMITTEE

                         Charles H. Bergmann           Michael C. Quaid
                         John C. Moore                 Sara B. Wardell




                                OPTION GRANTS IN 1993

             The following table shows all individual grants of stock options under the Company's Stock Option Plan to the named executive officers of the Company during calendar year 1993, which was the Company's fiscal year. The options were granted on
          August  10,   1993  and   become  exercisable   in  three   equal
          installments   on  each   of  the   second,   third  and   fourth
          anniversaries of the date of grant.

                                                                                                         Potential
                                                                                                         Realizable Value
                                                                                                         At Assumed
                                    Number of    Percent of                                              Annual Rates of
                                    Securities   Total                                                   Stock Price
                                    Underlying   Options                                                 Appreciation for
                                    Options      Granted to    Exercise or                               Option Term (2)
                                    Granted      Employees In  Base Price       Expiration
          Name                        (#)        Fiscal Year   ($/Sh)(1)        Date                  5%                   10%

- ---------------------------------------------------------------------------------------------------------------------------------
          Richard Roob                10,000        4.2          73.26            8/10/2003        $461,500            $1,164,800
          Maurice C. Workman          10,000        4.2          73.26            8/10/2003         461,500             1,164,800
          Benjamin M. Belcher, Jr.     8,000        3.4          73.26            8/10/2003         369,200               931,840
          William J. Fritz             8,000        3.4          73.26            8/10/2003         369,200               931,840
          Charles C. Vail              6,000        2.5          73.26            8/10/2003         276,900               698,880

          (1) The option exercise or base price per share is the fair value of a share of Common Stock based on the valuation determined by Management Planning, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540, an independent consulting firm retained since April 1988 to calculate the current fair value of the Common Stock on a weekly basis.

          (2) As required by the rules of the Securities and Exchange Commission "(SEC"), potential values stated are based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10% (total appreciation of 63% and 159%), respectively. They are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. The total of all stock options granted to employees, including executive officers, during 1993 covering 233,785 shares was less than 2.5% of total shares outstanding during the year. For this reason, the potential realizable value of such options for all optionees under the prescribed assumptions is less than 2.5% of the potential realizable value of all shareholders for the same period under the same assumptions.

                         AGGREGATED OPTION EXERCISES IN 1993
                              AND YEAR END OPTION VALUES

             The  following  table  provides  information  concerning   each
          option exercised during the last fiscal year of the Company, which is the calendar year, by each of the named executive officers and the value of unexercised options held by such executive officers at the end of the fiscal year.

NOTE:  Table Headings are unclear on Master.

                                                                        Number of
                                                                        Securities
                                                                        Underlying Unexercised        Value of Unexercised
                                         Shares                         Options at                    In-the-Money Options at
                                       Acquired on        Value         Fiscal Year End (#)           Fiscal Year End ($) (1)
          Name                         Exercise (#)       Realized($)   Exercisable/Unexercisable     Exercisable/Unexercisable
          ---------------------------------------------------------------------------------------------------------------------
           Richard Roob                    -0-             -0-             -0-/10,000                -0-/$116,400
           Maurice C. Workman              -0-             -0-             -0-/10,000                -0-/$116,400
           Benjamin M. Belcher, Jr.        -0-             -0-             -0-/8,000                 -0-/$93,120
           William J. Fritz                -0-             -0-             -0-/8,000                 -0-/$93,120
           Charles C. Vail                 -0-             -0-             -0-/6,000                 -0-/$69,840


          (1) Values stated are based on the option exercise or base price per share of $73.26 and the fair value of a share of Common Stock on December 31, 1993 of $84.90 per share, as determined by Management Planning, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540, an independent consulting firm retained since April 1988 to calculate the current fair value of the Common Stock on a weekly basis.

                                  PERFORMANCE GRAPH

             The  following   line graph  compares the  Company's cumulative
          total shareholder return on the Common Stock with the cumulative total return of (i) the Standard & Poor's 500 Stock Index which is a broad based widely used index useful for comparison purposes and (ii) a Peer Group of five publicly traded companies in the
          coatings business.    The  Peer  Group  of  companies  are  Lilly
          Industries,  Inc.,  Pratt   &  Lambert,  Inc.,  RPM,   Inc.,  The
          Sherwin-Williams  Company  and  The  Valspar  Corporation.    All
          returns assume dividend reinvestment and are weighted on the basis of market capitalization at the beginning of each year of measurement.






         300 --
                                   [LINE GRAPH]
         250 --                                         == Benjamin Moore & Co.
                                                        -- S&P 500 Comp - LTD
         200 --                                         .. Peer Group

         150 --

         100 --
                 Base     1989  1990  1991  1992  1993
                (1988)



                                 CERTAIN TRANSACTIONS

             See the discussion above under the caption "Compensation Committee Interlocks and Insider Participation".

                                    PROPOSAL NO. 2
                    AMENDMENT OF THE CERTIFICATE OF INCORPORATION

             On February 8, 1994, the Board of Directors of the Company approved, subject to adoption by shareholders, an amendment of the Certificate of Incorporation of the Company as restated and amended (the "Certificate of Incorporation") to increase the authorized Common Stock by an additional 20,000,000 shares of Common Stock, having a par value of Ten Dollars ($10) per share. As of the Record Date, there are 20,000,000 shares of Common Stock, par value Ten Dollars ($10) per share, authorized, of which 9,640,468 are issued and outstanding and 3,523,844 shares
          are  held  as  treasury  stock.    After  the  amendment  to  the
          Certificate of Incorporation, the Company would have an aggregate of 26,435,688 shares of Common Stock which are unissued and not reserved for issuance.

             The   Board   of   Directors  believes   that   the   increased
          authorization of Common Stock is advisable in order to make Common Stock available, as needed, for use for stock dividends,
          stock  splits,  employee  benefit   plans,  rights  offerings,  a
          dividend reinvestment plan and other lawful corporate purposes. The Company has no present arrangements, commitments, plans or intentions with respect to the sale or issuance of any additional Common Stock except that the Company has reserved an aggregate of 1,090,035 shares for issuance under its Employees' Stock Purchase Plan, and an aggregate of 400,000 shares of Common Stock for
          issuance  under its  Stock Option  Plan.   However, the  Board of
          Directors does consider the subject of future stock dividends or stock splits from time to time. A 100% stock dividend was last declared in 1990 in the form of a two-for-one stock split. The Board of Directors determined at that time that the stock dividend reflected a capital structure for the Company which was more appropriate and suitable for the size and scope of its
          operations.   In  addition,  the Board  believed  that the  stock
          dividend would result in a more desirable price range for the Company's Common Stock. If the proposed amendment is authorized, the additional Common Stock would be available for issuance in the Board's discretion without the accompanying delay and expense involved in further action by shareholders, except as required by applicable laws or regulations.

             Action, if taken, with respect to a future stock dividend or stock split will not change any of the terms of the Common Stock nor will it effect any change in the percentage ownership of outstanding shares of Common Stock of any shareholder and there would be no change in shareholders' equity attributable to such shares. However, in the event of such a stock dividend, there would be an increase in the stated capital of Common Stock in an amount equal to the aggregate par value of the additional shares distributed and a reduction in the retained earnings by the same
          amount on the  Company's balance sheet.   Although the  aforesaid
          amount transferred to stated capital from retained earnings would, as a legal matter, not be available for payment of dividends, the Board of Directors believes, on the basis of the Company's historical policy of paying dividends from current earnings, that a stock dividend would not adversely affect the Company's ability to pay cash dividends on a similar basis in the future. In the event of a stock split there would be no increase in stated capital since the par value would be adjusted to provide for the increased shares.

             The additional authorized Common Stock could also conceivably be issued to make any attempt to acquire control of the Company
          more difficult.   For example,  additional Common Stock  could be
          sold in private placement transactions to persons, groups or entities who are considered by the Board to support the Board and to be opposed to a takeover bid, or under other circumstances that could make more difficult, and thereby discourage, attempts
          to  acquire  control of  the  Company.    The  additional  shares
          authorized by the amendment would augment the Board's ability to issue existing authorized but unissued shares, treasury shares and up to 500,000 authorized but unissued shares of Preferred Stock in one or more series (with such rights, preferences and limitations as the Board may determine) for such a purpose. Issuance of additional shares on other than a pro rata basis to all shareholders could have the effect of diluting the ownership interest and voting power of existing shareholders and, depending on the consideration for which the shares were issued, could dilute earnings per share.

             Except for employee benefit plans and the present intention to continue to review the subject of declaring a stock dividend or stock split, the Company is not now a party to any contract, arrangement or understanding relative to the issuance or sale of any shares of Common Stock for a particular purpose.

             Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of Common Stock currently authorized or outstanding. With such exceptions as may exist under the laws of the State of New Jersey (such as the issuance of shares under employee benefit plans), the holders of Common Stock have the pre-emptive right to subscribe for and purchase any new or additional issue of shares of the Company's Common Stock, or of securities convertible into, or representing the right to purchase, shares of its Common Stock.

             To accomplish the proposed change in the number of authorized shares of Common Stock, it is proposed that the first sentence of Article THIRD of the Certificate of Incorporation of the Company be amended to read as follows:

                  "The  aggregate   number   of   shares   which   the
               Corporation shall have authority to issue is 40,500,000 shares, consisting of 40,000,000 shares of Common Stock, par value ten dollars ($10) per share, and 500,000 shares of Preferred Stock, par value ten dollars ($10) per share."

             No financial statements are furnished in connection with this proposal inasmuch as they are not deemed material to the exercise of prudent judgment with respect thereto.

             The vote  required for the  adoption of the  amendment will  be
          the affirmative vote  of 66 2/3% of  the  outstanding   shares of
          Common Stock of the Company entitled to vote thereon.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                                                      ---
                              AMENDMENT.


                                    PROPOSAL NO. 3

                     APPROVAL OF AMENDMENTS OF THE COMPANY BYLAWS

             Prior to amendment, the Company's Bylaws provided that the Board may establish a committee of the Board (in addition to the Executive and Finance Committee) consisting of at least three directors, but the Company's Chairman ("Chairman") and President ("President") were to be members of each such committee. On August 10, 1993, the Board of Directors of the Company adopted an amendment to the Company's Bylaws to provide that the Company's Chairman and President are not required to be members of the committee (the "Committee") of the Board that administers the Benjamin Moore & Co. Stock Option Plan (the "Plan") and similar plans. On February 8, 1994, the Board further amended the Bylaws to specify that the Chairman and President need not be members of any committee established with respect to any plan, practice or arrangement under which options, stock or similar awards or compensation of any kind may be granted, and adopted a conforming amendment. The amendments to the Bylaws are subject to approval by the holders of at least 66 2/3% of the outstanding shares of
          Common  Stock of  the  Company  entitled to  vote  thereon.   The
          shareholders are being asked to approve the amendments to the Bylaws and to ratify all actions taken by the Committee prior to their approval of the amendments.

             The Plan provides  that each member of  the Committee will be a
          "disinterested  person"  within   the  meaning   of  Rule   16b-3
          promulgated under Section 16(b) of the Securities Exchange Act of 1934. The Company believes that the Chairman and President may not be "disinterested persons" within the meaning of Rule 16b-3. Therefore, the Chairman and President could not serve on the Committee or any other committee established for the purpose of
          administering   any  plan  which  was  intended  to  satisfy  the
          requirements of Rule 16b-3.

             As a result, it was necessary to amend the Company's Bylaws in order to permit the Board to establish a committee of the Board
          which excluded the Chairman and President.   On August 10,  1993,
          the Board amended the Bylaws to permit the establishment of a committee, of which the Chairman and President need not be members, for the purpose of administering any plan under which
          options, stock  or similar  awards could be  granted.   The Board
          then appointed a Stock Option Plan Committee (the "Committee") consisting of Charles H. Bergmann, John C. Moore, Michael C. Quaid and Sara B. Wardell, none of which Directors is eligible to receive grants under the Plan. The Board further amended the Bylaws on February 8, 1994 to permit the establishment of such a committee with respect to any plan, practice or arrangement
          relative  to compensation of  any kind.   On that date  the Board
          also amended the Bylaws to conform to these amendments by providing that the Executive and Finance Committee may exercise (formerly, shall exercise) all authority of the Board in the management of the Company.

             The Bylaws provide that they may be amended by an affirmative vote of at least 80% of the Directors then in office and the holders of at least 66 2/3% of the outstanding shares of Common Stock of the Company entitled to vote generally in the election of Directors.

             ARTICLE VIII of the Bylaws entitled "Other Committees", as amended by unanimous action of the Board on August 10, 1993 and February 8, 1994, now reads as follows:

                    The Board of Directors may by resolution adopted by
               a majority of the directors then in office, establish one or more committees, in addition to the Executive and Finance Committee, each such committee to consist of three or more directors. The chairman of the board and the president shall be members of each such committee, provided, however, the chairman of the board and the president need not be members of any committee which is established with respect to any plan, practice or arrangement under which options, stock, or similar awards or compensation of any kind may be granted.

             Section 2 of ARTICLE VII of the Bylaws entitled "Executive and Finance Committee", as amended by unanimous action of the Board on February 8, 1994, now reads as follows:

               Section 2. The Executive and Finance Committee shall have and may exercise all the authority of the Board of Directors in the management of the Corporation, except as otherwise provided by law.

             On August 10, 1993, the Committee granted options to purchase 233,785 shares of the Company's Common Stock, par value $10 per share, to 1,241 eligible employees under the Plan. Since August 10, 1993, the Committee has acted as administrator of the Plan but has taken no other actions with respect to the Plan or any plan, practice or arrangement under which options, stock, or similar awards or compensation of any kind may be granted.

             The principal provisions of the Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the Plan, the entire text of which is incorporated herein by reference. A copy of the Plan is available without charge upon oral or written request from John T. Rafferty, Secretary and General Counsel, Benjamin Moore & Co., 51 Chestnut Ridge Road, Montvale, New Jersey 07645. His telephone number is (201) 573-9600. All defined terms used below have the meaning set forth in the Plan, unless otherwise indicated.

             The Plan  was approved by the  Company's shareholders on  April
          15, 1993.   The purpose of  the Plan is  to encourage and  enable
          officers and key members of management to increase their share ownership in the Company commensurate with their accountability for and contribution to Company performance, and also to provide additional opportunities for share ownership to other employees with at least five years of service, so as to increase employee
          identification   with  the  interests  of  the  Company  and  its
          shareholders. Increased share ownership will provide additional incentive for Participants to achieve long-range performance goals.

             The Plan is administered by the Committee appointed by the Board consisting of at least two Directors of the Company who are not employees and who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. If Proposal No. 3 to amend the Bylaws is not approved, the Company expects to amend the Plan to permit the Chairman and President to serve on the Committee whether or not they are disinterested persons. The Committee has full and final authority, in its discretion, to select the eligible Participants in the Plan, to determine the number of shares subject to each Option granted under the Plan and to establish the terms and conditions of each grant.

             The Plan provides for the granting of Options to purchase Common Stock of the Company. Each such Option will be an option which is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

             The Committee will determine the number of shares that will be subject to Options granted to each such Participant. Each Option will be granted at a per share exercise price equal to the Fair Value of a share of Company Common Stock on the date of grant. Each Option will expire ten years after the date of the grant. No Option may be exercised for a period of two years following the grant, after which each Option will become exercisable at such times and pursuant to such conditions as the Committee may establish. For Options granted August 10, 1993, 33 1/3% become exercisable on each of August 10, 1995, August 10, 1996 and
          August  10, 1997.   Options  granted on  August 10, 1993,  to the
          extent then exercisable, will continue to be exercisable for a period of 90 days (but not beyond the stated expiration of the Option) after the termination of a Participant's employment
          (other than  for misconduct).   The 90-day period is  extended to
          six months in the case of a termination of employment by reason of a Participant's death or retirement, and in the case of a termination by reason of disability, the Options will continue to
          be exercisable as if employment had not terminated.   In the case
          of a termination of employment  by reason of death or retirement,
          all Options will become immediately exercisable.   An Option will
          automatically terminate upon a Participant's termination of employment for misconduct.

             Payment for stock purchased on the exercise of an Option must be made in full at the time the Option is exercised. To assist Participants in exercising their Options, the Company may make loans available to Participants up to a maximum of one-half of the total exercise price of Options exercised by the Participant in any calendar year. The term of the loan may be up to ten years, except in cases of exercise after disability or retirement of the Participant, in which case the term of the loan may be no
          more than five  years.   No loan  will be made  to a  Participant
          after termination of employment for any reason other than disability or retirement.

             The maximum number of shares of Company Common Stock which may be the subject of Options granted pursuant to the Plan is 400,000 shares. However, in the event of a Change in Capitalization, the Committee may adjust the maximum number and class of shares available for Option grants, the number and class of shares which are subject to outstanding Options and the exercise price of
          outstanding Options.   If  an Option  expires,  terminates or  is
          surrendered without having been fully exercised, the unpurchased or forfeited shares of Common Stock subject to Option will again become available for the purpose of the Plan.

             Participants wishing to sell, transfer or otherwise dispose of shares of Common Stock acquired through the Plan must offer such shares to the Company for repurchase at the then current Fair Value.

             The Board  may amend or  terminate the  Plan at any time.   The
          Board may not amend the Plan without shareholder approval if such amendment will increase the number of shares, or change the minimum Option price, of Common Stock which may be the subject of
          Options granted under the Plan.   Subject to prior termination by
          the Board, the Plan shall terminate on April 15, 2003.

             Under present Federal tax regulations, there will be no Federal income tax consequences to either the Company or the Participant upon the grant of an Option. The Participant will realize ordinary income upon the exercise of an Option in an amount equal to the excess of the Fair Value of the acquired
          Common Stock on the date of exercise over the option price.   The
          Participant's tax basis in shares acquired upon exercise of an Option will be the fair market value of the shares on the date income is recognized, and the Participant's holding period will
          commence just  after that date.   If it complies  with applicable
          withholding requirements, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Participant recognizes ordinary income. The gain or
          loss,  if  any,  realized   upon  the  Participant's   subsequent
          disposition of such Common Stock will constitute short- or long-term capital gain or loss, depending on the Participant's holding period.

             Options in respect of the following number of shares were granted on August 10, 1993 to the individuals or groups listed below.

                                  New Plan Benefits
                        Benjamin Moore & Co. Stock Option Plan

                                                   Number of Shares
          Name and Position                       Subject to Options
          -----------------                       ------------------

          Richard Roob                               10,000
          Chairman of the Board
          Principal Executive Officer
          Nominee for Election as Director

          Maurice C. Workman                         10,000
          President
          Principal Executive Officer
          Nominee for Election as Director

          Benjamin M. Belcher, Jr.                    8,000
          Executive Vice President

          William J. Fritz                            8,000
          Vice President-Finance and Treasurer

          Charles C. Vail                             6,000
          Vice President-Human Resources

          Executive Group (10 persons, including
          the above 5 persons)                       64,500

          Non-Executive Director Group                 -0-

          Frank W. Burr                                -0-
          Nominee for Election as Director

          Ralph W. Lettieri                            -0-
          Nominee for Election as Director

          Lee C. McAlister                             -0-
          Nominee for Election as Director

          Gerald W. Moore                              -0-
          Nominee for Election as Director

          John C. Moore, Jr.                           -0-
          Nominee for Election as Director

          Ward C. Belcher                             6,000
          Nominee for Election as Director
          Associate of Benjamin M. Belcher, Jr.

          Sara B. Wardell                              -0-
          Associate of Benjamin M. Belcher, Jr.

          All Employees, including Non-Executive    169,285
          Officers, as a Group

               The exercise price of all Options granted August 10, 1993 is $73.26 per share.

             With respect to grants of Options other than those made August 10, 1993, the Committee has not made any determination as to any
          grants of Options.   The Committee intends to  review the current
          compensation and  incentives provided to  eligible employees from
          time   to  time  and  determine  the  appropriateness  of  awards
          thereunder in  connection with such  periodic reviews.   The fair
          market value of a share of Common Stock as of March 18, 1994 was $91.49.

             If approved, the proposal to amend the Bylaws and ratify all actions of the Committee would be effective as of August 10, 1993. If the proposal is not approved, the Chairman and President will be included on the Committee, and the Plan will be amended accordingly. In that event, since the Company believes that the Chairman and President may not at all times be "disinterested persons", certain options granted under the Plan may not be eligible for the exemption provided under Rule 16b-3.

             THE BOARD  OF DIRECTORS RECOMMENDS A  VOTE FOR APPROVAL OF  THE
                                                        ---
          AMENDMENTS TO THE BYLAWS AND RATIFICATION OF ALL ACTIONS TAKEN TO DATE BY THE COMMITTEE FOR THE BENJAMIN MOORE & CO. STOCK OPTION PLAN.


                            INDEPENDENT PUBLIC ACCOUNTANTS


             The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, has selected Deloitte & Touche as the independent public accountants for the Company in 1994. Deloitte & Touche and its predecessors, Deloitte Haskins & Sells and Haskins & Sells, have acted in such capacity since
          1957.   A representative  of Deloitte & Touche  is expected to be
          present  at  the  Meeting.    The  representative  will  have  an
          opportunity to make a statement, and will be available to respond to appropriate questions.

                                    MISCELLANEOUS

          Shareholder Proposal Date

             Any shareholder proposal intended to be  presented at the  1995

          Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, at its principal executive offices at 51 Chestnut Ridge Road, Montvale, New Jersey 07645 not later than November 28, 1994 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1995 Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

          Compliance with Section 16(a) of the Securities Exchange Act

             Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and
          Exchange  Commission.    Officers,  directors  and  greater  than
          ten-percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
          Section 16(a) forms they file.

             Based on review of the copies of such forms furnished to the Company, the Company believes that during the year 1993 all
          Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

                           AVAILABILITY OF FORM 10-K REPORT

             Upon  written  request,  the   Company  will  furnish,  without
          charge, a copy of its Form 10-K Annual Report for 1993, as filed with the Securities and Exchange Commission, to any person who, as of the close of business on March 1, 1994, either held shares of the Company in his or her own name or was the beneficial owner of shares held in the name of another person. Such shareholders must make such requests to the Secretary, Benjamin Moore & Co.,
          51 Chestnut  Ridge Road, Montvale,  New Jersey 07645.   Owners of
          shares held in the name of another person must include in their requests a representation that they were beneficial owners of shares of Benjamin Moore & Co. as of the close of business on March 1, 1994.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                                            John T. Rafferty
                                                               Secretary
          Dated:  March 28, 1994

            Benjamin Moore & Co. -- Voting Instructions
                      51 Chestnut Ridge Road, Montvale, NJ 07645




                       EMPLOYEES' STOCK OWNERSHIP BENEFIT PLAN
           These Instructions Are Solicited by the Administrative Committee and the Trustees of the

             Benjamin Moore & Co. Employees' Stock Ownership Benefit Plan Pursuant to Article 9, Section 9.01 of the Benjamin Moore & Co. Employees' Stock Ownership Benefit Plan (the "Plan"), the undersigned hereby instructs the Administrative Committee and the Trustees of the Plan, and each or any of them, to vote as designated below, all shares of Common Stock of Benjamin Moore & Co. held in the account of the undersigned under the Plan as of the close of business on March 1, 1994, at the Annual Meeting of Shareholders to be held on April 21, 1994, or any adjournment thereof.
          These Instructions when properly executed will be followed in the manner directed. If no instructions are given on this form or if the form is not returned, all shares of Common Stock held in your account under the Plan will be voted in the election of Directors and on any other proposals before the meeting in the same proportion as shares for which instructions have been received from Participants in the Plan. If authority to vote for one or more nominees is withheld, the shares of Common Stock held in your account under the Plan will be voted only for the balance of such nominees, if any.
          1. Election of six (6) Class III Directors; one (1) Class II Director and one (1) Class I Director:

                    FOR all nominees listed below           WITHHOLD
               AUTHORITY to vote for all               nominees listed
               below
                                             (except as written below)
          Ward C. Belcher               Ralph W. Lettieri   Lee C.
          McAlister      John C. Moore, Jr.
          Richard Roob   Maurice C. Workman       Frank W. Burr
          Gerald W. Moore

               (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


          2. To amend the Certificate of Incorporation of the Company so as to increase the number of authorized shares to 40,500,000 shares consisting of 40,000,000 shares of Common Stock, par value Ten Dollars ($10) per share and 500,000 shares of Preferred Stock, par value ($10) per share, as recommended by the Board of Directors.
                  FOR this proposal                      AGAINST this
                  proposal                      ABSTAIN from
                  voting

          3. To amend the Bylaws of the Company relating to committees and to ratify committee actions, as recommended by the Board of Directors.
                     FOR this proposal                      AGAINST this
                  proposal                      ABSTAIN from
                  voting

          4. In their discretion, the Administrative Committee and the Trustees are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.
          ____
                                   PLEASE MARK, DATE, SIGN AND RETURN
          PROMPTLY




          _________________________________________
                                   Dated:______________________________,

          1994
          ___                      The signature should agree with the name
          imprinted to the left.

                            Benjamin Moore & Co. -- Proxy

                      51 Chestnut Ridge Road, Montvale, NJ 07645
          _________________________________________________________________

             This Proxy Is Solicited On Behalf of the Board of Directors

          The undersigned hereby appoints Benjamin M. Belcher, Jr., Richard Roob and Maurice C. Workman as proxies to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held April 21, 1994. Each of the named proxies shall have the power to appoint a substitute proxy for himself. The proxies, or any one of them, shall have the power to vote: (i) only those shares of the Common Stock of Benjamin Moore & Co. held of record by the undersigned as of the close of business on March 1, 1994; (ii) at any adjournment of the meeting; and (iii) upon any subject which may properly be brought before the meeting. The proxies may vote upon all the matters described in the proxy statement furnished with this proxy, subject to any directions indicated below. If no directions are given, this proxy will be voted "FOR" the election of the nominees listed below, "FOR" the proposal to amend the Certificate of Incorporation and "FOR" the proposal to amend the Bylaws.

          1. Election of six (6) Class III Directors; one (1) Class II Director and one (1) Class I Director:


               FOR all nominees listed below           WITHHOLD AUTHORITY
               to vote for all nominees      listed below
                                        (except as written below)


          Ward C. Belcher   Ralph W. Lettieri               Lee C.
          McAlister         John C. Moore, Jr.

          Richard Roob      Maurice C. Workman              Frank W. Burr
          Gerald W. Moore

               (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)


          2. To amend the Certificate of Incorporation of the Company so as to increase the number of authorized shares to 40,500,000 shares, consisting of 40,000,000 shares of Common Stock, par value Ten Dollars ($10) per share and 500,000 shares of Preferred Stock, par value Ten Dollars ($10) per share, as recommended by the Board of Directors.
                     FOR this proposal                      AGAINST this
                  proposal                      ABSTAIN from
                  voting

          3. To amend the Bylaws of the Company relating to committees and to ratify committee actions, as recommended by the Board of Directors.
                     FOR this proposal                      AGAINST this
                  proposal                      ABSTAIN from
                  voting

          4. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.
                                   PLEASE MARK, DATE, SIGN AND RETURN

          PROMPTLY
          __________________________________________


          __________________________________________

          __________________________________________

                                   Dated:  __________________________, 1994

                                   The signature(s)  should agree  with the
          name(s) imprinted to                         t h e      l e f t .
          Custodians, Executors, Administrators, Trustees,
          Guardians, and Attorneys should so indicate when signing.

                                   Shares held on record
          date:_____________________